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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 10, 2002

                                UPC POLSKA, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                   000-22877                   06-1487156
(State or Other Jurisdiction  (Commission File Number)          (IRS Employer
     of Incorporation)                                       Identification No.)

             4643 ULSTER STREET, SUITE 1300, DENVER, COLORADO 80237
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 770-4001

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 10, 2002, UPC Polska, Inc. (the "Company") dismissed its independent auditor, Arthur Andersen Sp. z o.o. ("Arthur Andersen"), and engaged KPMG Polska Sp. z o.o. ("KPMG") as its new independent auditor for the fiscal year ending December 31, 2002. These actions were approved by the Company's Board of Directors as the Company has no audit or similar committee of the board of directors.

         During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this report, there was no disagreement between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of such disagreement in connection with its reports, and there occurred no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The audit reports of Arthur Andersen on the Company's consolidated financial statements for the past two years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion or were not qualified or modified as to audit scope or accounting principles. The only qualification or modification as to uncertainty was contained in its audit report dated March 31, 2002 and filed by the Company on April 4, 2002 on the Company's consolidated financial statements as of December 31, 2001, in which Arthur Andersen included the following statement:

                  The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the consolidated financial statements, the Company has suffered recurring losses and negative cash flows from operations and has a negative working capital and a shareholder's deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


         During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date of this report, the Company did not consult with KPMG regarding the application of accounting principles to any transaction, completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of UPC Polska Inc. or any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

         The Company has provided a copy of the foregoing disclosures to Arthur Andersen. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated August 5, 2002, stating its agreement with such statements.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

         16.1 Letter from Arthur Andersen Sp. z o.o. to the Office of the Chief Accountant of the Securities and Exchange Commission dated August 5, 2002.


                                        3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2002

                                           UPC POLSKA, INC.



                                           BY: /s/ JOANNA NIECKARZ
                                               ---------------------------------
                                               NAME: JOANNA NIECKARZ
                                               TITLE: CHIEF FINANCIAL OFFICER


                                        4

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                                UPC POLSKA, INC.
                                INDEX TO EXHIBITS



EXHIBIT         DESCRIPTION
-------         -----------
16.1            Letter from Arthur Andersen Sp. z o.o. to the Office of the
                Chief Accountant of the Securities and Exchange Commission dated
                August 5, 2002